Exhibit 10.02


                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into by and between Diatect International Corporation, a California corporation (the "Company"), and the undersigned subscriber, (the "Investor"), to purchase securities of the Company pursuant hereto.


         The Company is offering for sale up to One Million Four Hundred Thousand (1,400,000 shares of its restricted common stock, no par value per share (the "Common Stock") at a purchase price of $0.287 per share.

         On the foregoing premises, the Investor hereby subscribes for the purchase of the Common Stock on the following terms and conditions:

         1. Subscription to Purchase Common Stock

                  1.1 Offer to Purchase. Subject to the terms and conditions of this Agreement, the Investor irrevocably subscribes to purchase at Closing (as hereinafter defined), as follows:

         Name of Investor: Philip M. Morrell

         Number of Shares: 1,400,000

         Total Subscription Price: $402,000

         With this Agreement, the Investor is also tendering to the Company: (i) a suitability letter, (ii) an investment letter, (iii) payment of the full subscription amount, and (iv) a certificate of corporation, partnership, or other entity, if applicable. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

                  1.2 Acceptance or Rejection. The acceptance or rejection of the offer to purchase Common Stock shall take place at such time and place within a maximum of up to 10 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). The purchaser has read and understands that there are no provisions for escrow of the funds being delivered concurrently with the execution of this Agreement and further understands that at the Closing, the Company shall either (a) accept this subscription (in whole or in part) and deliver to the Investor certificates represent the Common Stock, all against delivery to the Company of the full purchase price of the Common Stock or (b) reject this subscription and return to the Investor his or her subscription (or as much thereof as is not accepted).

         2. Representations. The Investor hereby represents and warrants as follows:

                  2.1 Age. The Investor, if a natural person, is over the age of 18 years.

                  2.2 No Governmental Approval. The Investor acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any other state or federal agency has made any determination as to the merits of purchasing the Common Stock.

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                  2.3 Information Provided by the Investor. All information, which the Investor has provided to the Company, or to its representatives concerning the Investor's suitability to invest in the Company, is complete, accurate, and correct as of the date of this Agreement. Such information includes, but is not limited to, information concerning the Investor's personal financial affairs, business position, and the knowledge and experience of the Investor and the Investor's advisors.

                  2.4 Information Provided by the Company. The Investor has been provided with all material information requested by either the Investor, the Investor's purchaser representative, or others representing the Investor, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Investor and the Investor's representatives and advisors on the other in connection with information regarding the purchase made hereby. There has been made available the opportunity to ask questions of and receive answers from the Company and/or the officers, employees, or representatives of the Company concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided.

                  2.5 Subscription Subject to Acceptance. The Investor acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying subscription payment will be refunded without payment of interest and without deduction of expenses.

                  2.6 Financial Condition of the Investor. The Investor has adequate means of providing for his or her current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the securities for which the undersigned hereby subscribes. The Investor represents that Investor is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

                  2.7 Purchase Entirely for Own Account. The Investor has no present intention of dividing the securities with others or of reselling or otherwise disposing of any portion of the securities, unless registered pursuant to a registration statement filed with the Securities and Exchange Commission.

                  2.8 No Reliance on Unauthorized Representations. The Investor has relied on no representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers,

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         employees, or agents. In making a decision to purchase the securities, the Investor has made an independent investigation without assistance of the Company. The Investor has received no offering literature regarding the Company.

                  2.9 No Solicitation. The Investor was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities.

         3. Representations Regarding Exemptions and Restrictions on Transfer. The Undersigned is executing and delivering to the Company a separate investment letter setting forth additional representations and warranties, which are incorporated herein by reference.

         4. Indemnity. The Investor hereby agrees to indemnify the Company, any registered sales agent, and any person participating in the offering, to hold them harmless, and to grant them a right of set-off, from and against any and all liability, damages, cost, or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of:

                  (a) Any inaccuracy in the Investor's declarations, representations, and warranties set forth in any subscription document executed and delivered by the Investor in connection with his or her subscription for the Common Stock;

                  (b) The disposition of any of the securities contrary to the Investor's declarations, representations, and warranties set forth herein or in any subscription document executed in connection with his or her subscription for the Common Stock; and

                  (c) Any action, claim, threat, allegation, suit or proceeding based on (i) the claim that any such declaration, representation, or warranty was inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, any sales agent, or any person participating in the offering; or (ii) the disposition of any of the securities by any party hereof.

         5. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Investor hereby grants the Company the right of Setoff against any amounts payable by the Company to the Investor for whatever reason, any and all damages, costs, or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

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         6. Miscellaneous. The Investor further understands, acknowledges, and agrees that:

                  (a) This Agreement is not transferable or assignable by the Investor.

                  (b) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

                  (c) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the Investor, the Investor does not hereby or in any other manner waive any rights granted to the Investor under federal or state securities laws.

                  (d) This Agreement does not entitle the undersigned to any rights as a shareholder of the Company's securities with respect to any securities purchasable hereunder which have not been fully paid for.

                                                      INVESTOR


Date:    March 9, 2005                                Philip M. Morrell
                                                      --------------------------
                                                       Subscriber
------------------------
Social Security Number
                                                      /s/ Philip M. Morrell
                                                      --------------------------
                                                       Signature
615 Desota Street
Salt Lake City, UT  84103

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